UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Creek Road Miners, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

2700 Homestead Road, Suite 50

Park City, UT 84098

(Address of Principal Executive Offices) (Zip Code)

(435) 900-1949

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐	Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, Scott D. Kaufman resigned from his positions as Co-Chief Executive Officer of Creek Road Miners, Inc. (the “Company”) and a member of the Company’s Board of Directors (the “Board”). Mr. Kaufman’s resignation letter outlined several disagreements with the Company, which were not mutually exclusive, related to its operations, policies and practices, including the limitations on Mr. Kaufman’s responsibilities as Co-Chief Executive Officer, the Board’s business strategy, actions and corporate governance policies and the Board’s actions and inactions with respect to his personal financial arrangements with the Company.

A copy of the emailed letter from Mr. Kaufman to the Board and Scott A. Sheikh, the Company’s General Counsel, regarding Mr. Kaufman’s decision to resign as Co-Chief Executive Officer and a member of the Board is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Company will provide Mr. Kaufman a copy of the disclosures it is making in this Item 5.02 no later than the day the Company files the disclosures with the SEC. The Company will provide Mr. Kaufman with the opportunity to furnish the Company, as promptly as possible, with a letter addressed to the Company stating whether Mr. Kaufman agrees with the statements made by the Company in this Item 5.02 and, if not, stating the respects in which he does not agree. The Company will file any letter provided by Mr. Kaufman in relation thereto by amendment to this Current Report within two business days after receipt by the Company.

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creek Road Miners, Inc.
a Delaware corporation

Dated: August 12, 2022	By:	/s/ John D. Maatta
John D. Maatta
Chief Executive Officer

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Email from Scott Kaufman to Board of Directors of Creek Road Miners, Inc., and Scott A. Sheikh, General Counsel, dated August 8, 2022.

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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